                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of February 25, 2000 for the Collection Period of
                       January 1 through January 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)                                                                          1,231,231,519.20
Discounted Principal Balance                                                                                   1,231,231,519.20
Servicer Advance                                                                                                   2,825,418.78
Servicer Payahead                                                                                                  1,580,862.05
Number of Contracts                                                                                                      56,340
Weighted Average Lease Rate                                                                                               7.66%
Weighted Average Remaining Term                                                                                            35.8
Servicing Fee Percentage                                                                                                  1.00%

POOL DATA - CURRENT MONTH
Aggregate Net Investment Value                                                                                   723,055,108.55
Discounted Principal Balance                                                                                     693,621,765.76
Servicer Advances                                                                                                  3,342,525.24
Servicer Pay Ahead Balance                                                                                         3,964,196.01
Maturity Advances Outstanding                                                                                                 -
Number of Current Contracts                                                                                              41,909
Weighted Average Lease Rate                                                                                               7.66%
Weighted Average Remaining Term                                                                                             8.8

--------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                          30,780,787.98
  Specified Reserve Fund Percentage                                                                                       2.50%
  Specified Reserve Fund Amount                                                                                   30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION I, II OR III MET)                                                       5.00%
  Specified Reserve Fund Amount (IF CONDITION I, II OR III MET)                                                   61,561,575.96

                                                                CLASS A                  CLASS B                    TOTAL
                                                                AMOUNT                    AMOUNT                    AMOUNT
                                                                -------                  -------                    ------
  Beginning Balance                                                29,435,428.52        1,227,656.25              30,663,084.77
  Withdrawal Amount                                                (1,518,796.88)                                 (1,518,796.88)
  Transferor Excess                                                   981,196.59                                     981,196.59
                                                                   -------------------------------------------------------------
  Reserve Fund Balance Prior to Release                            28,897,828.23        1,227,656.25              30,125,484.48
  Specified Reserve Fund Balance                                   29,553,131.73        1,227,656.25              30,780,787.98
  Release to Transferor                                                        -                   -                          -
                                                                   -------------------------------------------------------------
  Ending Reserve Fund Balance                                      28,897,828.23        1,227,656.25              30,125,484.48
  Cumulative Withdrawal Amount before Reimbursement from Transferror                                               2,847,151.93
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                             VEHICLES
                                                                                         --------
  Liquidated Contracts                                                                     138
                                                                                           ---
  Discounted Principal Balance                                                                                     2,422,234.62
  Net Liquidation Proceeds                                                                                        (2,062,053.98)
  Recoveries - Previously Liquidated Contracts                                                                       (70,773.61)
                                                                                                               -----------------
  Aggregate Credit Losses for the Collection Period                                                                  289,407.03
                                                                                                               =================
  Cumulative Credit Losses for all Periods                                                                        15,738,742.12
                                                                                                               =================
  Repossessed in Current Period                                                            104
                                                                                           ---
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                         ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                                      CHARGE-OFF RATE
                                                                                                               -----------------
    Second Preceding Collection Period                                                                                    0.64%
    First Preceding Collection Period                                                                                     0.68%
    Current Collection Period                                                                                             0.47%
-------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)(CHARGE-OFF RATE)
------------
Three Month Average                                                                                                       0.60%
Charge-Off Rate Indicator ( > 1.25%)                                                                          CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                         PERCENT     ACCOUNTS      PERCENT        ANIV
                                                                              -------     --------      -------        ----
  31-60 Days Delinquent                                                         2.05%        860         1.90%      13,717,062.88
  61-90 Days Delinquent                                                         0.19%         79         0.18%       1,315,368.22
 Over 90 Days Delinquent                                                        0.04%         15         0.05%         326,283.49
                                                                                       ----------------          ----------------
  Total Delinquencies                                                                        954                    15,358,714.59
                                                                                       ================          ================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                     0.12%
    First Preceding Collection Period                                                                                      0.19%
    Current Collection Period                                                                                              0.22%
--------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
-------------
Three Month Average                                                                                                        0.18%
Delinquency Percentage Indicator ( > 1.25%)                                                                    CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                      VEHICLES
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                              978            15,588,513.13
                                                                                                    ---
  Net Liquidation Proceeds                                                                                        (13,367,837.49)
                                                                                                                ----------------
  Net Residual Value (Gain) Loss                                                                                    2,220,675.64
                                                                                                                ================
  Cumulative Residual Value (Gain) Loss all periods                                                                14,901,799.57
                                                                                                                ================
                                                                                                    AVERAGE            AVERAGE
                                                          NUMBER      SCHEDULED       SALE      NET LIQUIDATION        RESIDUAL
                                                           SOLD       MATURITIES      RATIO         PROCEEDS            VALUE
                                                          ------      ----------      -----     ---------------        --------
MATURED VEHICLES SOLD FOR
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                       357           506          70.55%       12,762.72           15,528.75
  First Preceding Collection Period                        486          1,455         33.40%       12,312.52           15,328.59
  Current Collection Period                                978          2,339         41.81%       13,668.55           16,063.58
  Three Month Average                                                                              13,129.06           15,762.57
                                                                                                                ----------------
Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                           83.29%
                                                                                                                ----------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                             AMOUNT/RATIO         TEST MET?
---------------                                                                                 ---------------        ---------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                             41.81%               YES

b) Number of Scheduled Maturities > 500                                                               2,339               YES

c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                     83.29%                NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                             CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of February 25, 2000 for the Collection Period of
                       January 1 through January 31, 2000



--------------------------------------------------------------------------------------------------------------------------------
                                                                            CERTIFICATE BALANCE        CLASS A1       CLASS A2
                                                                            -------------------        --------       --------
                                                                  Total     Percent     Balance         Balance        Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
  Interest Collections                                       5,158,214.31
  Non-recoverable Advances                                    (149,568.02)
                                                          ---------------
    Available Interest                                       5,008,646.29             4,896,043.42      -            3,941,248.07
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,830,614.58)           (3,830,614.58)     -           (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                                  -
  Net Investment Income Earned                                 316,544.26               316,544.26
  Interest Accrual for Adjusted Class B Certificate Bal.      (415,406.25)             (415,406.25)
  Class B Interest Carryover Shortfall                                                        -
  Servicer's Fee                                                     -                        -
  Capped Expenses                                              (32,441.31)              (31,711.97)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                        -
  Uncapped Expenses                                                  -                        -
                                                          ---------------           --------------
  Total Unallocated Interest                                 1,046,728.41               934,854.88
  Excess Interest to Transferor                               (111,873.54)             (934,854.88)
                                                          ---------------           --------------
  Net Interest Collections Available                           934,854.87                     -
  Interest Collections Allocated to Losses                  (2,453,651.75)
  Accelerated Principal Distribution                                 -
                                                          ---------------           --------------
  Deposit to Reserve Fund                                            -
                                                          ---------------           --------------
  Withdrawal from Reserve Fund                               1,518,796.88
Loss Reimbursement from Transferor                             981,196.59
                                                          ---------------           --------------
Net Withdrawal from Reserve Fund                              (537,600.29)

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (2,510,082.67)           (2,453,651.75)
  Loss Reimbursement from Transferor Interest                2,453,651.75             2,453,651.75
                                                          ---------------           --------------
  Ending Certificate Principal Loss Amount                     (56,430.92)                    -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          ---------------
  Ending Balance                                                     -
                                                          ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          ---------------
  Ending Balance                                                     -
                                                          ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          ---------------
  Ending Balance                                                     -
                                                          ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          ---------------
  Ending Balance                                                     -
                                                          ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -                        -        -
  Allocations - Current Period                              45,050,481.18            45,050,481.18     -           45,050,481.18
  Allocations - Accelerated Principal Distribution                   -                        -        -                     -
  Allocations - Not Disbursed Beginning of Period           44,857,786.38            44,857,786.38     -           44,857,786.38
  Allocations - Not Disbursed End of Period                 89,908,267.56            89,908,267.56     -           89,908,267.56
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                      -                        -        -                     -
  Allocations - Current Period                               4,246,020.83             4,246,020.83     -            3,439,583.33
  Allocations - Not Disbursed Beginning of Period           16,984,083.82            16,984,083.82     -           13,758,333.32
  Allocations - Not Disbursed End of Period                 21,230,104.15            21,230,104.15     -           17,197,916.65
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund             (537,600.29)
  Due To Trust                                              48,979,957.75            48,979,957.75     -           48,231,774.57
                                                          ---------------           --------------     -           ---------------
  Total Due To Trust                                        48,442,357.46            48,979,957.75     -           48,231,774.57
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A3         CLASS B                 TRANSFEROR INTEREST
                                                           --------         -------                 -------------------
                                                           Balance          Balance              Interest         Principal
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                           2.00%
  Interest Collections
  Non-recoverable Advances
    Available Interest                                     473,815.56      480,979.78               112,602.87
  Class A1, A2, A3 Notional Interest Accrual Amount       (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Net Investment Income Earned
  Interest Accrual for Adjusted Class B Certificate Bal.                  (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                                          -
  Capped Expenses                                                                                      (729.34)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                                                       -
                                                                                              ----------------
  Total Unallocated Interest                                                                        111,873.54
  Excess Interest to Transferor                                                                     934,854.88
                                                                                              ----------------
  Net Interest Collections Available                                                              1,046,728.41
  Interest Collections Allocated to Losses                                                       (2,453,651.75)
  Accelerated Principal Distribution                                                                      -
                                                                                              ----------------
  Deposit to Reserve Fund                                                                        (1,406,923.34)
                                                                                              ----------------
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor
Net Withdrawal from Reserve Fund


PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                   (2,453,651.75)                                   (56,430.92)
  Loss Reimbursement from Transferor Interest                            2,453,651.75              (2,453,651.75)
                                                                        -----------------------------------------------------------
  Ending Certificate Principal Loss Amount                                       -                 (2,453,651.75)        (56,430.92)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                      -             -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                  -             -                   -
  Allocations - Current Period                             391,031.25    415,406.25                -
  Allocations - Not Disbursed Beginning of Period        1,564,125.00  1,661,625.00                -
  Allocations - Not Disbursed End of Period              1,955,156.25  2,077,031.25                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund                                                         -
  Due To Trust                                             362,122.64    386,060.54                                            -
                                                        -------------  -------------------       --------------------------------
  Total Due To Trust                                       362,122.64    386,060.54                -                           -
----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of February 25, 2000 for the Collection Period of
                       January 1 through January 31, 2000



----------------------------------------------------------------------------------------------------------------------------------
                                                                                            CERTIFICATE BALANCE
                                                                                            -------------------
                                                                  Total                 Percent            Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)                      1,231,231,519.20
Discounted Principal Balance                               1,231,231,519.20
Initial Notional/Certificate Balance                                  -                100.00%         1,206,600,000.00
Percent of ANIV                                                                                                  98.00%
Certificate Factor                                                                                            1.0000000
Notional/Certificate Rate
Targeted Maturity Date
Servicer Advance                                               2,825,418.78
Servicer Payahead                                              1,580,862.05
Number of Contracts                                                  56,340
Weighted Average Lease Rate                                           7.66%
Weighted Average Remaining Term                                        35.8
Servicing Fee Percentage                                              1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                               769,031,343.70
Discounted Principal Balance                                 749,164,301.67
Notional/Certificate Balance                                                                             796,600,000.00
Adjusted Notional/Certificate Balance                                                                    751,742,213.62
Percent of ANIV                                                                                                  97.75%
Certificate Factor                                                                                            1.0000000
Servicer Advances                                             3,773,691.08
Servicer Pay Ahead Balance                                    2,736,282.30
Maturity Advances Outstanding                                         -
Number of Current Contracts                                         44,224
Weighted Average Lease Rate                                          7.65%
Weighted Average Remaining Term                                        9.4

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                           723,055,108.55
  Discounted Principal Balance                             693,621,765.76
  Notional/Certificate Balance                                                                           796,600,000.00
  Adjusted Notional/Certificate Balance                                                                  706,691,732.44
  Percent of ANIV                                                                                                97.74%
  Certificate Factor                                                                                          1.0000000
  Servicer Advances                                          3,342,525.24
  Servicer Pay Ahead Balance                                 3,964,196.01
  Maturity Advances Outstanding
  Number of Current Contracts                                      41,909
  Weighted Average Lease Rate                                       7.66%
  Weighted Average Remaining Term                                     8.8

Prior Certificate Interest Payment Date                September 27, 1999
Next Certificate Interest Payment Date                    March 27, 2000

----------------------------------------------------------------------------------------------------------------------------------


                                                  CLASS A1                      CLASS A2                      CLASS A3
                                                  --------                      --------                      --------
                                           Percent        Balance          Percent      Balance          Percent        Balance
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance       33.98%         410,000,000.00    53.87%       650,000,000.00   6.03%      72,750,000.00
Percent of ANIV                                                   33.30%                         52.79%                      5.91%
Certificate Factor                                             1.0000000                      1.0000000                  1.0000000
Notional/Certificate Rate                                          6.20%                          6.35%                      6.45%
Targeted Maturity Date                                September 27, 1999             September 25, 2000             March 26, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                         -                   650,000,000.00              72,750,000.00
Adjusted Notional/Certificate Balance                                -                   605,142,213.62              72,750,000.00
Percent of ANIV                                                      -                           78.69%                      9.46%
Certificate Factor                                                   -                        1.0000000                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                       -                   650,000,000.00              72,750,000.00
  Adjusted Notional/Certificate Balance                                                  560,091,732.44              72,750,000.00
  Percent of ANIV                                                                                77.46%                     10.06%
  Certificate Factor                                                 -                        1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-----------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS B                             TRANSFEROR INTEREST
                                                            -------                             -------------------
                                                    Percent         Balance                            Balance
----------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                   6.12%          73,850,000.00                     24,631,519.20
Percent of ANIV                                                               6.00%                             2.00%
Certificate Factor                                                       1.0000000
Notional/Certificate Rate                                                    6.75%
Targeted Maturity Date                                          September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                          73,850,000.00                     17,289,130.08
Adjusted Notional/Certificate Balance                                 73,850,000.00                     17,289,130.08
Percent of ANIV                                                               9.60%                             2.25%
Certificate Factor                                                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                        73,850,000.00                      16,363,376.11
  Adjusted Notional/Certificate Balance                               73,850,000.00                      16,363,376.11
  Percent of ANIV                                                            10.21%                              2.26%
  Certificate Factor                                                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------ ---------------------------------------



-----------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY           VEHICLES
---------------------------------           --------
Principal Collections                                     8,775,796.01
Prepayments in Full                           1187      18,957,468.32
                                              ----
Reallocation Payment                           12          232,223.07
                                               --
Interest Collections                                     5,158,214.31
Net Liquidation Proceeds and Recoveries                  2,132,827.59
Net Liquidation Proceeds - Vehicle Sales                13,367,837.49
Non-Recoverable Advances                                  (149,568.02)
                                                       --------------
Total Available                                         48,474,798.77
-----------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                       AMOUNT                  ANNUAL AMOUNT
                                                                --------------              -------------
   Total Capped and Uncapped Expenses Paid                            32,441.31                    32,441.31
   Capped and Uncapped Expenses Due                                         -                            -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                                      -
   Servicer's Fee Balance Due                                               -
 SUPPLEMENTAL SERVICER'S FEES                                        115,392.33
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                VEHICLES                        AMOUNT
                                                                 --------                        ------
  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                                 ---------
  Ending Unreinvested Principal Collections                                                            -
----------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/S/ ROBERT WOODIE
--------------------------------------------
Robert Woodie, National Treasury Manager